SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                        ESB FINANCIAL CORPORATION
            -------------------------------------------------
           (Exact name of registrant specified in its charter)




      Pennsylvania                    0-19345               25-1659846
----------------------------  -----------------------   --------------------
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
of incorporation or                                   Identification Number)
organization)



600 Lawrence Avenue
Ellwood City, Pennsylvania                                       16117
---------------------------------------                        ----------
(Address of principal executive offices)                       (Zip Code)







                              (724) 758-5584
            --------------------------------------------------
           (Registrant's telephone number, including area code)






ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events

    The information to be reported herein is incorporated by reference from the press release, dated December 20, 2000, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

              (a)  Not applicable.

              (b)  Not applicable.

              (c)  Exhibits.

                   99   Press release dated December 20, 2000.







ESB Financial Corporation
Form 8-K
Page 3

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ESB Financial Corporation
                                               -------------------------
                                                    (Registrant)



Date: December 20, 2000                    By:/s/ Charlotte A. Zuschlag
                                             -------------------------
                                             Charlotte A. Zuschlag
                                             President & Chief Executive
                                               Officer
                                              (Principal Executive Officer)